                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                         Under Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 18, 1997


                         MARRIOTT INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


         Delaware
(State of incorporation)

        1-12188                                           52-0936594
(Commission File No.)                         (IRS Employer Identification No.)


                10400 Fernwood Road, Bethesda, Maryland  20817
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (301) 380-3000

         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     (a) RENAISSANCE HOTEL GROUP, N.V. On February 18, 1997, the Registrant and Renaissance Hotel Group, N.V. ("Renaissance") announced a definitive agreement under which the Registrant will acquire Renaissance through a tender offer for all outstanding shares of common stock of Renaissance at a price of $30 per share in cash. The holder of more than 54 percent of the outstanding voting stock of Renaissance has agreed to the terms of the acquisition. The acquisition is subject to customary conditions, including the expiration or termination of the Hart-Scott-Rodino Act waiting period requirements.

     The attached news release provides additional information regarding these agreements, which agreements are also filed herewith.

     (b) BENEFICIAL OWNERSHIP OF CERTAIN LIQUID YIELD OPTION NOTES. The following holders of the Registrant's zero coupon subordinated Liquid Yield Option Notes due 2011 (the "LYONs") have recently notified the Registrant that they beneficially own the principal amounts at maturity of LYONs shown below, which they may from time to time offer and sell pursuant to the Registrant's Registration Statement No. 333-03795 under the Securities Act of 1933, as amended, relating to the LYONs and the Prospectus dated October 9, 1996 included therein:


                                                                 Principal Amount
                                                                    at Maturity
                                                                     of LYONs
                                                                 ----------------
Delta Air Lines Master Trust(1)................................        $5,600,000
Hughes Aircraft Company Master Retirement Trust(2).............        $1,600,000
OCM Convertible Trust(1).......................................        $8,140,000
State Employees' Retirement Fund of the State of Delaware(1)           $2,020,000
State of Connecticut Combined Investment Funds(1).............         $6,480,000
---------------

(1) Represents a change in the amount of LYONs previously disclosed to the Registrant.
(2) This holder did not previously disclose its LYONs holdings to the Registrant.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

Exhibit 10(1) Acquisition Agreement, dated as of February 17, 1997, by and between Marriott International, Inc. and Renaissance Hotel Group, N.V.

Exhibit 10(2) Shareholder Agreement, dated as of February 17, 1997, by and between Marriott International, Inc. and Diamant Hotel Investments N.V.

Exhibit 99(1)    News Release dated February 18, 1997.

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                                  SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MARRIOTT INTERNATIONAL, INC.


                                        By:  /s/ Stephen E. Riffee
                                             ---------------------
                                             Stephen E. Riffee
                                             Vice President, Finance and
                                             Chief Accounting Officer

Date: February 19, 1997

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